CONFIDENTIAL

CopyTele, Inc. has redacted certain confidential information in this agreement in reliance upon its confidential treatment request that if filed with the Securities and Exchange Commission pursuant to Rule 24 b-2 under the Securities Exchange Act of 1934. In this agreement, we indicate each redaction by use of the following symbol [***] Such Confidential portions have been omitted and filed separately with the Commission).

EXHIBIT 10.1

EXCLUSIVE LICENSE AGREEMENT

This Exclusive License Agreement (“Agreement”), dated and effective as of May 27th, 2011 (“Effective Date”), is made and entered into by and between CopyTele Inc., having its office at 900 Walt Whitman Road, Melville, New York 11747 (“Licensor”), on the one hand, and AU Optronics Corp. (“Licensee”), having its office at 1 Li-Hsin Road 2, Hsinchu Science Park, Hsinchu, Taiwan, on the other hand.

In consideration of the mutual covenants and obligations herein undertaken, Licensor and Licensee agree as follows:

Article 1.  Definitions

In this Agreement, the following terms shall have the respective meanings set forth below:

1.1	“EPD” means electrophoretic display.

1.2

“Licensed Technology” means know how, technical information, engineering data, specifications of materials and other information owned or controlled by Licensor and/or its Subsidiaries relating to EPD.

1.3

“Licensed Patents” means any and all patents and/or patent applications relating to the Licensed Technology and/or EPD filed by, issued or assigned to Licensor and/or its Subsidiaries anywhere in the world on or before the fifth anniversary date from the Effective Date as well as all divisionals, continuations, continuations-in-part, reissues and/or reexaminations filed in connection therewith. For the avoidance of doubt, Licensed Patents include without limitation the patents and patent applications attached hereto as Schedule A.

1.4	“Licensed Products” means Subject EPD Products and/or products which the Licensed Patents and/or Licensed Technology may be related to.

1.5	“Subject EPD Products” means electrophoretic displays comprising the technical features as set forth in Schedule B attached hereto.

1.6

“Subsidiaries” means any corporation, company, or other entity of which more than fifty percent (50%) of the outstanding shares or stock or ownership interest entitled to vote for the election of directors is

CONFIDENTIAL

CopyTele, Inc. has redacted certain confidential information in this agreement in reliance upon its confidential treatment request that if filed with the Securities and Exchange Commission pursuant to Rule 24 b-2 under the Securities Exchange Act of 1934. In this agreement, we indicate each redaction by use of the following symbol [***] Such Confidential portions have been omitted and filed separately with the Commission).

owned or controlled by either party, directly or indirectly, during the term of this Agreement, but any such entity constitutes a Subsidiary only so long as such ownership or control exists.

Article 2.  Grant of Exclusive License and Release

In consideration of the royalties agreed to be paid by Licensee to Licensor hereunder and other considerations, the parties agree that:

2.1

Licensor hereby grants to Licensee and its Subsidiaries an exclusive, perpetual, worldwide license under any and all Licensed Technology to make, have made, sell, offer for sale, use, import, export, lease and/or otherwise dispose of the Licensed Products. Licensee on behalf of itself and its Subsidiaries hereby accepts such license. Licensor retains a non-exclusive right to use the Licensed Technology and Licensed Products in a non-competitive manner, consistent with this Agreement.

2.2

Licensor hereby grants to Licensee and its Subsidiaries an exclusive, worldwide license under any and all Licensed Patents to make, have made, sell, offer for sale, use, import, export, lease and/or otherwise dispose of the Licensed Products, and also sub-license the Licensed Patents, during the term of the Agreement. Licensee on behalf of itself and its Subsidiaries hereby accepts such license. Licensor retains a non-exclusive right to use the Licensed Patents and Licensed Products in a non-competitive manner, consistent with this Agreement.

2.3

Licensor hereby releases and discharges Licensee and its Subsidiaries from any and all actions, causes of action, claims or demands whatsoever, in law or equity of any kind, under the Licensed Patents and the Licensed Technology for any products made, have made, used, imported, exported, sold, offer for sale, leased and/or otherwise disposed of prior to Effective Date, if any.

Article 3.  Third Party Infringement

3.1

Licensee shall have the right at its discretion to commence, prosecute, compromise and settle any claim, action or proceeding for infringement (past or future), unfair competition, unauthorized use, misappropriation or violation of any of the Licensed Patents by any unlicensed third party within the territory where the Licensed Patents may be enforced (“Enforcement Proceeding”). Licensee may, at its discretion, commence, prosecute, compromise or settle any such claim, action or proceeding, as well as any claim, action or proceeding to defend any of the Licensed Patents. It is the intent and agreement of the Parties that this Agreement transfers to Licensee the full exclusive rights and all substantial rights in the Licensed Patents such that Licensee shall be able to bring an Enforcement Proceeding in its own name, and that no rights have been maintained by Licensor that would require Licensor to be a named party to any Enforcement Proceeding.

CONFIDENTIAL

CopyTele, Inc. has redacted certain confidential information in this agreement in reliance upon its confidential treatment request that if filed with the Securities and Exchange Commission pursuant to Rule 24 b-2 under the Securities Exchange Act of 1934. In this agreement, we indicate each redaction by use of the following symbol [***] Such Confidential portions have been omitted and filed separately with the Commission).

Article 4.  Royalty Fees for Exclusive License

4.1	Licensee shall pay royalty fees to the Licensor as follows:

(a)	Initial Fee: Licensee shall pay to Licensor an amount as set forth in Schedule C attached hereto.

(b)	Conditional Fee: Licensee shall pay to Licensor an amount as set forth in Schedule D attached hereto upon fulfillment of the conditions as set forth in Schedule F attached hereto.

(c)	Conditional Running Royalty: [***] Licensee shall pay to Licensor a royalty for the sale of the Subject EPD Products by Licensee and/or its Subsidiaries as set forth in Schedule E attached hereto.

4.2	The foregoing specified payments shall be made in United States currency by wire transfer to the following account, pursuant to a bank transfer as follows:

Bank/Branch Name:                         [***]

Address:

Swift Code:

Account Name:

Account Number:

4.3

All taxes imposed as a result of the existence or performance of this Agreement shall be borne and paid by the Party required to do so by applicable law; provided, however, that, if so required by applicable law, Licensee shall withhold the amount of any national taxes levied by the Government of the Republic of China (Taiwan), on any payment by the Licensee hereunder, shall promptly pay such amount to the appropriate tax authorities of the Government of the Republic of China (Taiwan) and shall transmit to the Licensor official tax receipts or other evidence issued by such tax authorities.

Article 5.  Term

5.1	This Agreement shall become effective as of the Effective Date and shall remain in full force and effect until [***].

Article 6.  Miscellaneous

CONFIDENTIAL

CopyTele, Inc. has redacted certain confidential information in this agreement in reliance upon its confidential treatment request that if filed with the Securities and Exchange Commission pursuant to Rule 24 b-2 under the Securities Exchange Act of 1934. In this agreement, we indicate each redaction by use of the following symbol [***] Such Confidential portions have been omitted and filed separately with the Commission).

6.1

The rights and obligations of the Parties under this Agreement shall be governed by and construed in accordance with laws of California. Any dispute in connection with this Agreement shall be submitted to the arbitration administered by the American Arbitration Association under its Commercial Arbitration Rules. The place of arbitration shall be San Francisco, California.

6.2	The terms and conditions of this Agreement may only be amended by a writing signed by the parties through their duly authorized representatives.

6.3

Except as otherwise specifically provided in this Agreement, neither this Agreement nor any rights hereunder nor any Licensed Patents may be assigned or otherwise transferred by any party, in whole or in part, whether voluntary or by operation of law, including by way of sale of assets, merger or consolidation, without the prior written consent of the other party, provided that Licensee may transferred its rights and obligations under this Agreement to a Subsidiary or affiliate without Licensor’s consent. Any purported assignment without any such consent is void. In the event of any default in payments due Licensor under this agreement by said Subsidiaries or affiliates, Licensee shall be responsible for the payment of such amounts due Licensor. This Agreement will be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns, including the covenants granted herein.

6.4

Any notice required or permitted under this Agreement or required by law must be in writing and must be (i) delivered in person, (ii) sent by facsimile with a hard copy of such facsimile sent by (international or domestic) mail, or (iii) sent by overnight or next business day courier such as Federal Express, UPS or DHL, as follows:

(1)	If to Licensor:

CopyTele, Inc.

900 Walt Whitman Road

Melville, New York 11747

Attn: Denis A. Krusos

Fax: 631-549-3813

(2)	If to Licensee:

AU Optronics Corp.

1 Li-Hsin Road 2

Hsinchu Science Park

CONFIDENTIAL

CopyTele, Inc. has redacted certain confidential information in this agreement in reliance upon its confidential treatment request that if filed with the Securities and Exchange Commission pursuant to Rule 24 b-2 under the Securities Exchange Act of 1934. In this agreement, we indicate each redaction by use of the following symbol [***] Such Confidential portions have been omitted and filed separately with the Commission).

Hsinchu, Taiwan

Attn: Legal Office

Fax: [***]

Either party may amend its address by written notice to the other party in accordance with this Article. Notices will be deemed to have been given at the time of actual delivery in person on a business day, five (5) business days (seven (7) business days for international delivery) after deposit in the mail as set forth herein, or one (1) business day after delivery to an overnight courier service (4 business days for international delivery).

6.5

Except as expressly provided herein, the rights and remedies herein provided shall be cumulative and not exclusive of any other rights or remedies provided by law or otherwise. Failure by either party to detect, protest, or remedy any breach of this Agreement shall not constitute a waiver or impairment of any such term or condition, or the right of such party at any time to avail itself of such remedies as it may have for any breach or breaches of such term or condition. A waiver may only occur pursuant to the express written permission of an authorized officer of the party against whom the waiver is asserted.

6.6

In the event that any term, condition or provision of this Agreement is declared or found by a court of competent jurisdiction to be invalid, illegal, unenforceable or void, the parties shall endeavor in good faith to agree to amendments that will preserve, as far as possible, the intentions expressed in this Agreement. If the parties fail to agree on such amendments, such invalid term, condition or provision shall be severed from the remaining terms, conditions and provisions, which shall continue to be valid and enforceable to the fullest extent permitted by law.

6.7

This Agreement is the result of negotiations between Licensor and Licensee and accordingly shall not be construed for or against a party merely because such party drafted this Agreement or any portion thereof.

6.8	Titles of the Articles herein are for the convenience of reference only and shall not affect the construction of this Agreement.

6.9

In the event of any legal action to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled, in addition to its court costs, to its reasonable attorneys’ fees, including without limitation, the costs, expenses and attorneys’ fees on any appeal.

CONFIDENTIAL

CopyTele, Inc. has redacted certain confidential information in this agreement in reliance upon its confidential treatment request that if filed with the Securities and Exchange Commission pursuant to Rule 24 b-2 under the Securities Exchange Act of 1934. In this agreement, we indicate each redaction by use of the following symbol [***] Such Confidential portions have been omitted and filed separately with the Commission).

6.10

This Agreement sets forth the entire agreement and understanding between the parties with respect to the subject matter described herein and supersedes and cancels all previous negotiations, agreements and commitments, whether oral or in writing, with respect to the subject matter described herein.

6.11

Licensor agrees to make any maintenance fees for the Licensed Patents in a timely manner as they are due. Licensor agrees to take further reasonable actions as may be requested by Licensee from time to time during the term of this Agreement to effectuate the terms and conditions of this Agreement.

6.12

Licensor and Licensee will discuss and conclude a joint development agreement for the Subject EPD Products as soon as practicable after the Effective Date hereof and will make their best efforts to jointly develop the Subject EPD Products [***].

6.13	Licensor and Licensee agree to abide by the confidential obligations as set forth in Schedule G attached hereto.

IN WITNESS WHEREOF, this Agreement has been duly executed by the parties through their duly authorized representatives to be effective as of the Effective Date.

Licensor:	Licensee:

CopyTele Inc.	AU Optronics Corp.

By: /s/ Denis A. Krusos	By: [***]
Name: Denis A. Krusos	Name:
Title: Chairman and	Title:
Chief Executive Officer

CONFIDENTIAL

CopyTele, Inc. has redacted certain confidential information in this agreement in reliance upon its confidential treatment request that if filed with the Securities and Exchange Commission pursuant to Rule 24 b-2 under the Securities Exchange Act of 1934. In this agreement, we indicate each redaction by use of the following symbol [***] Such Confidential portions have been omitted and filed separately with the Commission).

SCHEDULE A

CONFIDENTIAL

Non-Exhaustive List of Licensed Patents and Patent Applications

Title	Serial No.	Filing Date	Patent No.	Patent Issue Date

[***]

CONFIDENTIAL

CopyTele, Inc. has redacted certain confidential information in this agreement in reliance upon its confidential treatment request that if filed with the Securities and Exchange Commission pursuant to Rule 24 b-2 under the Securities Exchange Act of 1934. In this agreement, we indicate each redaction by use of the following symbol [***] Such Confidential portions have been omitted and filed separately with the Commission).

SCHEDULE B

CONFIDENTIAL

Definition of “Subject EPD Products”

[***].

CONFIDENTIAL

CopyTele, Inc. has redacted certain confidential information in this agreement in reliance upon its confidential treatment request that if filed with the Securities and Exchange Commission pursuant to Rule 24 b-2 under the Securities Exchange Act of 1934. In this agreement, we indicate each redaction by use of the following symbol [***] Such Confidential portions have been omitted and filed separately with the Commission).

SCHEDULE C

CONFIDENTIAL

Amount of the Initial Fee

Licensee shall pay to Licensor an Initial Fee of [***] no later than thirty (30) days from the Effective Date.

CONFIDENTIAL

CopyTele, Inc. has redacted certain confidential information in this agreement in reliance upon its confidential treatment request that if filed with the Securities and Exchange Commission pursuant to Rule 24 b-2 under the Securities Exchange Act of 1934. In this agreement, we indicate each redaction by use of the following symbol [***] Such Confidential portions have been omitted and filed separately with the Commission).

SCHEDULE D

CONFIDENTIAL

Amount of the Conditional Fee

Licensee shall pay to Licensor a Conditional Fee of [***] no later than [***]from Licensor’s receipt of a written confirmation jointly signed by Licensor and Licensee, which confirmation cannot be unreasonably withheld by Licensee, that the conditions set forth in Schedule F have been fulfilled.

CONFIDENTIAL

CopyTele, Inc. has redacted certain confidential information in this agreement in reliance upon its confidential treatment request that if filed with the Securities and Exchange Commission pursuant to Rule 24 b-2 under the Securities Exchange Act of 1934. In this agreement, we indicate each redaction by use of the following symbol [***] Such Confidential portions have been omitted and filed separately with the Commission).

SCHEDULE E

CONFIDENTIAL

Amount of the Conditional Running Royalty

Licensor and Licensee shall discuss and agree on a reasonable running royalty for the sale of the Subject EPD Products by Licensee and/or its Subsidiaries that practice the Licensed Patents as issued on the basis of the following principles:

[***]

CONFIDENTIAL

SCHEDULE F

CONFIDENTIAL

Conditions for the Conditional Fee

[***]

CONFIDENTIAL

SCHEDULE G

CONFIDENTIAL

Confidential Obligations

(1)        DEFINITION.    The trade secrets and all information communicated by either of Licensor or Licensee (a “disclosing party”) to the other (a “receiving party”), in oral, written or electronic form, which is confidential to the disclosing party and provides value to the disclosing party at least in part by virtue of its confidential status, and are marked with “Confidential” or similar legend (any information disclosed in oral shall be reduced into writing and marked with “Confidential” or similar legend within 60 days following the disclosure), shall be deemed Confidential Information pursuant to this Agreement. In addition, and without limitation, the terms and conditions of this Agreement shall be deemed Confidential Information.

(2)        MAINTENANCE OF CONFIDENTIALITY.    Each party, as a receiving party, agrees to engage in efforts to maintain Confidential Information of the disclosing party in confidence at least as stringent as the efforts that the receiving party engages in to protect its own confidential information, and in any event no less than commercially reasonable efforts. Without limiting the foregoing, the receiving party shall restrict access to the Confidential Information of the disclosing party, by electronic security measures in the case of electronic files, and by physical security measures in the case of hard copies, to those employees who have a need to know such Confidential Information and shall advise those employees of the restrictions of this Agreement prior to any such disclosure. The receiving party’s obligations under this Schedule G will be effective for a term of five years from the Effective Date.

(3)        EXCEPTIONS.    As used in this Agreement, Confidential Information shall not include:

(a)	Information which is now available to the public or hereafter becomes available to the public without any violation of this Agreement;

(b)	Information disclosed in good faith to the receiving party by a third party legally entitled to disclose the same;

(c)	Information which is independently developed by the receiving party; and

(c)

Information is required to be disclosed to any government agency or any regulatory authority or a court of competent jurisdiction provided that the parties agree to use their best efforts to minimize the disclosure of such information or be subject to a protective order and shall consult with and assist the other party.

For the avoidance of doubt, Licensee and its Subsidiaries shall not be deemed in breach of this Agreement by virtue of making or selling any product which contains Confidential Information and/or Licensed Technology, whether or not such Confidential Information or Licensed Technology can be known by way of reverse engineering or otherwise.

CONFIDENTIAL

(4)        PUBLIC DISCLOSURES.    Notwithstanding the foregoing, each receiving party shall be allowed to disclose Confidential Information of the disclosing party to make any necessary announcement or reporting required by the U.S. Securities and Exchange Commission, any stock exchange, the NASDAQ Stock Market, the New York Stock Exchange, and/or the Taiwan stock exchange. However, the party making the disclosure shall use reasonable efforts to notify and consult with the other party in advance of the contents of the announcement or the reporting.